                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 28, 2003

                     Merrill Lynch Mortgage Investors, Inc.
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                 (Exact name of registrant specified in Charter)

            Delaware                 333-106175                  13-3416059
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         (State or other            (Commission                 (IRS Employer
         jurisdiction of            File Number)             Identification No.)
         incorporation)

           4 World Financial Center, 10th Floor
                       New York, NY                                10080
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         (Address of principal executive offices)                Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-1000

                                 Not Applicable
         (Former name and former address, if changed since last report)

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ITEM 2.           Acquisition or Disposition of Assets: General.

         On August 28, 2003, Merrill Lynch Mortgage Investors, Inc. issued its Merrill Lynch Mortgage Investors Trust Series MLCC 2003-E Mortgage Pass-Through Certificates, such series representing interests in a pool of adjustable rate conventional one- to two-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated July 3, 2003, as supplemented by the prospectus supplement dated August 25, 2003 (collectively, the "Prospectus").

         The Class A Certificates consist of the Class A-1 Certificates, the Class A-2 Certificates and the Class A-R Certificate. The Class X Certificates consist of the Class X-A-1 Certificates, the Class X-A-2 Certificates and Class X-B Certificates. The Class B Certificates consist of the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates, the Class B-5 Certificates and the Class B-6 Certificates.

         The Certificates represent beneficial ownership interests in the Trust Fund. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.

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ITEM 7.           Financial Statements and Exhibits

                  (c)      Exhibits

  Item 601(a)
of Regulation S-K
   Exhibit No.             Description
-----------------          -----------
4.1                        Trust Agreement between Merrill Lynch Mortgage
                           Investors, Inc. and Wells Fargo Bank Minnesota,
                           National Association, as trustee, dated as of August
                           1, 2003, for Merrill Lynch Mortgage Investors Trust
                           Series MLCC 2003-E Mortgage Pass-Through
                           Certificates.

99.1                       Master Mortgage Loan Purchase Sale Agreement (the
                           "Master Purchase Agreement"), dated as of April 1,
                           1998, between Merrill Lynch Credit Corporation, as
                           Seller and RWT Holdings, Inc., as Purchaser.

99.2 Amendment No. 1 to the Master Purchase Agreement, dated December 14, 1999, between Merrill Lynch Credit
                           Corporation, as Seller and RWT Holdings, Inc., as
                           Purchaser.

99.3 Amendment No. 2 to the Master Purchase Agreement, dated September 1, 2002, between Merrill Lynch Credit
                           Corporation, as Seller and RWT Holdings, Inc., as
                           Purchaser.

99.4 Amendment No. 3 to the Master Purchase Agreement, dated June 26, 2003, between Merrill Lynch Credit
                           Corporation, as Seller and RWT Holdings, Inc., as
                           Purchaser.

99.5 Amendment No. 4 to the Master Purchase Agreement, dated July 29, 2003, between Merrill Lynch Credit
                           Corporation, as Seller and RWT Holdings, Inc., as
                           Purchaser.

99.6                       Amendment No. 5 to the Master Purchase

                           Agreement, dated August 28, 2003, between Merrill
                           Lynch Credit Corporation, as Seller and RWT Holdings,
                           Inc., as Purchaser.

99.7 Assignment, Assumption And Recognition Agreement for the Master Purchase Agreement, dated as of August 28,
                           2003, among RWT Holdings, Inc., as Assignor, Sequoia
                           Residential Funding, Inc., as Assignee and Merrill
                           Lynch Credit Corporation, as Seller.

99.8 Assignment, Assumption And Recognition Agreement for the Master Purchase Agreement, dated as of August 28,
                           2003, among Sequoia Residential Funding, Inc., as
                           Assignor, Merrill Lynch Mortgage Investors, Inc., as
                           Assignee and Merrill Lynch Credit Corporation, as
                           Seller.

99.9 Assignment, Assumption And Recognition Agreement for the Master Purchase Agreement, dated as of August 28,
                           2003, among Merrill Lynch Mortgage Investors, Inc., as Assignor, Wells Fargo Bank Minnesota, National
                           Association, in its capacity as Trustee of the Trust
                           Fund, as Assignee and Merrill Lynch Credit
                           Corporation, as Seller.

99.10                      Mortgage Loan Purchase Agreement, dated as of August
                           1, 2003, among Merrill Lynch Mortgage Investors,
                           Inc., Sequoia Residential Funding, Inc. and RWT
                           Holdings, Inc.

99.11                      Mortgage Loan Flow Purchase, Sale & Servicing
                           Agreement (the "Sale & Servicing Agreement"), dated as of August 1, 2002, among RWT Holdings, Inc., as
                           Purchaser, Cendant Mortgage Corporation and Bishop's
                           Gate Residential Mortgage Trust (formerly known as
                           Cendant Residential Mortgage Trust), as Sellers and
                           Redwood Trust, Inc., as Guarantor

99.12                      Additional Collateral Servicing Agreement

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
                           (the "Collateral Servicing Agreement"), dated as of
                           August 1, 2002, among Cendant Mortgage Corporation, as Servicer, RWT Holdings, Inc., as Purchaser and
                           Redwood Trust, Inc., as Guarantor.

99.13 Assignment, Assumption And Recognition Agreement for the Sale & Servicing Agreement and the Collateral
                           Servicing Agreement, dated as of August 28, 2003, among RWT Holdings, Inc., as Assignor, Sequoia
                           Residential Funding, Inc., as Assignee and Cendant
                           Mortgage Corporation, as Servicer.

99.14 Assignment, Assumption And Recognition Agreement for the Sale & Servicing Agreement and the Collateral
                           Servicing Agreement, dated as of August 28, 2003, among Sequoia Residential Funding, Inc., as Assignor,
                           Merrill Lynch Mortgage Investors, Inc., as Assignee and Cendant Mortgage Corporation, as Servicer.

99.15 Assignment, Assumption And Recognition Agreement for the Sale & Servicing Agreement and the Collateral
                           Servicing Agreement, dated as of August 28, 2003, among Merrill Lynch Mortgage Investors, Inc., as
                           Assignor, Wells Fargo Bank Minnesota, National
                           Association, in its capacity as Trustee of the Trust
                           Fund, as Assignee and Cendant Mortgage Corporation, as Servicer.

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.

Date: September 12, 2003

                                    By: /s/ Matthew Whalen
                                       ---------------------
                                    Name: Matthew Whalen
                                    Title: President

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                                INDEX TO EXHIBITS

Exhibit No.                Description

4.1 Trust Agreement between Merrill Lynch Mortgage Investors, Inc. and Wells Fargo Bank Minnesota, National Association, as trustee, dated as of August 1, 2003, for Merrill Lynch Mortgage Investors Trust Series MLCC 2003-E Mortgage Pass-Through Certificates.

99.1 Master Mortgage Loan Purchase Sale Agreement (the "Master Purchase Agreement"), dated as of April 1, 1998, between Merrill Lynch Credit Corporation, as Seller and RWT Holdings, Inc., as Purchaser.

99.2 Amendment No. 1 to the Master Purchase Agreement, dated December 14, 1999, between Merrill Lynch Credit Corporation, as Seller and RWT Holdings, Inc., as Purchaser.

99.3 Amendment No. 2 to the Master Purchase Agreement, dated September 1, 2002, between Merrill Lynch Credit Corporation, as Seller and RWT Holdings, Inc., as Purchaser.

99.4 Amendment No. 3 to the Master Purchase Agreement, dated June 26, 2003, between Merrill Lynch Credit Corporation, as Seller and RWT Holdings, Inc., as Purchaser.

99.5 Amendment No. 4 to the Master Purchase Agreement, dated July 29, 2003, between Merrill Lynch Credit Corporation, as Seller and RWT Holdings, Inc., as Purchaser.

99.6 Amendment No. 5 to the Master Purchase Agreement, dated August 28, 2003, between Merrill Lynch Credit Corporation, as Seller and RWT Holdings, Inc., as Purchaser.

99.7 Assignment, Assumption And Recognition Agreement for the Master Purchase Agreement, dated as of August 28, 2003, among RWT Holdings, Inc., as Assignor, Sequoia Residential Funding, Inc., as Assignee and Merrill Lynch Credit Corporation, as Seller.

99.8 Assignment, Assumption And Recognition Agreement for the Master Purchase Agreement, dated as of August 28, 2003, among Sequoia Residential Funding, Inc., as Assignor, Merrill Lynch Mortgage Investors, Inc., as Assignee and Merrill Lynch Credit Corporation, as Seller.

99.9 Assignment, Assumption And Recognition Agreement for the

                           Master Purchase Agreement, dated as of August 28, 2003, among Merrill Lynch Mortgage Investors, Inc., as Assignor, Wells Fargo Bank Minnesota, National Association, in its capacity as Trustee of the Trust Fund, as Assignee and Merrill Lynch Credit Corporation, as Seller.

99.10 Mortgage Loan Purchase Agreement, dated as of August 1, 2003, among Merrill Lynch Mortgage Investors, Inc., Sequoia Residential Funding, Inc. and RWT Holdings, Inc.

99.11 Mortgage Loan Flow Purchase, Sale & Servicing Agreement (the "Sale & Servicing Agreement"), dated as of August 1, 2002, among RWT Holdings, Inc., as Purchaser, Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as Sellers and Redwood Trust, Inc., as Guarantor

99.12 Additional Collateral Servicing Agreement (the "Collateral Servicing Agreement"), dated as of August 1, 2002, among Cendant Mortgage Corporation, as Servicer, RWT Holdings, Inc., as Purchaser and Redwood Trust, Inc., as Guarantor.

99.13 Assignment, Assumption And Recognition Agreement for the Sale & Servicing Agreement and the Collateral Servicing Agreement, dated as of August 28, 2003, among RWT Holdings, Inc., as Assignor, Sequoia Residential Funding, Inc., as Assignee and Cendant Mortgage Corporation, as Servicer.

99.14 Assignment, Assumption And Recognition Agreement for the Sale & Servicing Agreement and the Collateral Servicing Agreement, dated as of August 28, 2003, among Sequoia Residential Funding, Inc., as Assignor, Merrill Lynch Mortgage Investors, Inc., as Assignee and Cendant Mortgage Corporation, as Servicer.

99.15 Assignment, Assumption And Recognition Agreement for the Sale & Servicing Agreement and the Collateral Servicing Agreement, dated as of August 28, 2003, among Merrill Lynch Mortgage Investors, Inc., as Assignor, Wells Fargo Bank Minnesota, National Association, in its capacity as Trustee of the Trust Fund, as Assignee and Cendant Mortgage Corporation, as Servicer.